Rule 497(e)

File Nos. 333-203265 and 811-05961

GREAT-WEST SMART TRACK® II – 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated May 1, 2018

to the Prospectus dated May 1, 2018

This Rate Sheet Supplement (the “Supplement”) amends certain information contained in the Great-West Smart Track II - 5 Year Variable Annuity Prospectus dated May 1, 2018 (the “Prospectus”). Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus. This Supplement must be accompanied by, and read in conjunction with, the Prospectus.

This Supplement declares the Guaranteed Annual Withdrawal % (the “GAW%”) and Joint Guaranteed Annual Withdrawal % (the “Joint GAW%”) applicable to all GLWB Riders for Contracts, the applications for which are signed on or after the effective date detailed below. This Supplement also declares the Distribution Credit applicable to the Great-West Secure Income Max GLWB Rider (the “Distribution Credit”) and the Accumulation Credit applicable to the Great-West Secure Income Plus GLWB Rider (the “Accumulation Credit”) for Contracts, the applications for which are signed on or after the effective date detailed below.

To receive the following GAW%, Joint GAW%, Distribution Credit, or Accumulation Credit, your Great-West Smart Track II - 5 Year Variable Annuity application must be signed on or after June 4, 2018, your application must be received by us within 10 days of signing, and your initial Contribution must be received by us within 30 days of receipt of your application. If these terms are met, the following rates will apply to your Contract and cannot be changed. Rates reflected in Rate Sheet Supplements that were not in effect when you signed your application will not apply to your Contract. If we file a new Rate Sheet Supplement, the terms of this Supplement (including the GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits) will be superseded by the terms of the new Rate Sheet Supplement. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice.

If you would like a copy of the current Prospectus, or for information on the GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable to you based on the date your application was signed, please contact the Retirement Resource Operations Center toll-free at (877) 723-8723. Historical GAW%s, Joint GAW%s, Distribution Credits, and Accumulation Credits also may be found in an appendix to the Prospectus, as well as on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching for File No. 333-203265. The Prospectus and this Supplement also may be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching with File No. 333-203265.

Great-West Secure Income Foundation GLWB Rider:

As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%).

Age When GAWs Begin	Single GAW%	Joint GAW%
59.5 – 64	4.00%	3.50%
65 – 69	5.10%	4.60%
70 – 74	5.50%	5.00%
75 – 79	5.50%	5.00%
80+	6.50%	6.00%

Great-West Secure Income Max GLWB Rider:

As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Distribution Credit increases the GAW% for Contributions aged at least 5 years.

Age When GAWs Begin	Single GAW%	Joint GAW%	Distribution Credit
59.5 – 64	4.00%	3.50%	1%
65 – 69	5.50%	5.00%	1%
70 – 74	6.00%	5.50%	1%
75 – 79	6.00%	5.50%	1%
80+	6.50%	6.00%	1%

Great-West Secure Income Plus GLWB Rider:

As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Accumulation Credit of 5% is used to determine the guaranteed minimum amount the Benefit Base will increase for each Contract Year up to a maximum of 10 Contract Years.

Age When GAWs Begin	Single GAW%	Joint GAW%
59.5 – 64	4.00%	3.50%
65 – 69	5.00%	4.50%
70 – 74	5.00%	4.50%
75 – 79	5.00%	4.50%
80+	6.00%	5.50%

T-Note Tracker GLWB Rider:

The GAW% for a single Covered Person, subject to a minimum and maximum GAW% (based on the age of the Covered Person):

GAW% Table
10-Year Treasury Yield	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 +
<4%	3.00%	4.00%	4.50%
4% - 4.99%	3.15%	4.50%	4.95%
5% - 5.99%	3.85%	5.50%	6.05%
6% - 6.99%	4.55%	6.50%	7.15%
7% - 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8.00%	8.30%

The Joint GAW% for Joint Covered Persons (a single GAW% is calculated based on the age of the younger Covered Person):

Joint GAW% Table
10-Year Treasury Yield	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 +
<4%	2.70%	3.60%	4.05%
4% - 4.99%	2.835%	4.05%	4.455%
5% - 5.99%	3.465%	4.95%	5.445%
6% - 6.99%	4.095%	5.85%	6.435%
7% - 7.99%	4.725%	6.75%	7.425%
8%+	5.04%	7.20%	7.47%

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (877) 723-8723, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.